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SemCrude Announces Project to Expand its Platteville Truck

Unloading Terminal

Tulsa, OK—November 14, 2011 — SemCrude®, L.P., a subsidiary of SemGroup® Corporation (NYSE:SEMG), announced today the expansion of its Platteville, CO truck unloading terminal as part of an agreement with Anadarko Petroleum Corporation. The expansion of the Platteville unloading terminal will increase capacity by up to 60%, and is designed to support Anadarko’s anticipated increase in production in the region.

The Platteville Terminal, located northeast of Denver, is the origination point of the White Cliffs Pipeline, a 526-mile crude oil pipeline terminating in Cushing, OK. Crude oil from the Denver-Julesberg basin is currently delivered to SemCrude’s Platteville Terminal via transport trucks and unloaded through 10 existing truck bays. The expansion is expected to be complete by the end of 2012.

“Significant, increased demand continues for transporting crude through the White Cliffs Pipeline,” said Pete Schwiering, President of SemCrude. “We are excited about this expansion and working with Anadarko to meet its rising production needs.”

About SemCrude

Based in Oklahoma City, OK, SemCrude®, L.P., a subsidiary of SemGroup® Corporation, gathers, transports, stores, markets and distributes crude oil. SemCrude’s business consists of four primary operations: White Cliffs Pipeline, the Cushing storage facility, a system of pipelines in Kansas and Oklahoma and storage in North Dakota.

About SemGroup

Based in Tulsa, Oklahoma, SemGroup® Corporation is a publicly traded midstream service company providing the energy industry the means to move products from the wellhead to the wholesale marketplace. SemGroup provides diversified services for end-users and consumers of crude oil, natural gas, natural gas liquids, refined products and asphalt. Services include purchasing, selling, processing, transporting, terminalling and storing energy.

SemGroup®, SemCrude® and White Cliffs Pipeline® are registered trademarks of SemGroup Corporation.

Contacts:

Investor Relations:

Alisa Perkins, 918-524-8081

investor.relations@semgroupcorp.com

Media:

Liz Barclay, 918-524-8158

lbarclay@semgroupcorp.com

Forward-Looking Statements

Certain matters contained in this Press Release include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

All statements, other than statements of historical fact, included in this Press Release including the prospects of our industry, our anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters, may constitute forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause actual results to differ include, but are not limited to, our ability to comply with the covenants contained in and maintain certain financial ratios required by our credit facilities; the possibility that our hedging activities may result in losses or may have a negative impact on our financial results; any sustained reduction in demand for the petroleum products we gather, transport, process and store; our ability to obtain new sources of supply of petroleum products; our failure to comply with new or existing environmental laws or regulations or cross border laws or regulations; the possibility that the construction or acquisition of new assets may not result in the corresponding anticipated revenue increases; any future impairment to goodwill resulting from the loss of customers or business; changes in currency exchange rates; and the risks and uncertainties of doing business outside of the U.S., including political and economic instability and changes in local governmental laws, regulations and policies, as well as other risk factors discussed from time to time in each of our documents and reports filed with the SEC.

Readers are cautioned not to place undue reliance on any forward-looking statements contained in this Press Release, which reflect management’s opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities or a solicitation of any vote, consent or approval. No tender offer for the shares of SemGroup has commenced at this time. If a tender offer is commenced, SemGroup may file a solicitation/recommendation statement with the U.S. Securities and Exchange Commission (“SEC”). Any solicitation/recommendation statement filed by SemGroup that is required to be mailed to stockholders will be mailed to stockholders of SemGroup. In addition, SemGroup may file a proxy statement and other documents with the SEC. Any definitive proxy statement will be mailed to stockholders of SemGroup. INVESTORS AND SECURITY HOLDERS OF SEMGROUP ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by SemGroup through the web site maintained by the SEC at http://www.sec.gov.

A registration statement relating to the common units of Rose Rock Midstream, L.P. has been filed with the Securities and Exchange Commission, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This announcement does not constitute an offer to sell, or the solicitation of an offer to buy, any securities. Any offers, solicitations of offers to buy or sales of securities will only be made in accordance with the registration requirements of the Securities Act of 1933 or an exemption therefrom.

Certain Information Regarding Participants

SemGroup and certain of its respective directors and executive officers may be deemed to be participants under the rules of the SEC in any future solicitation of proxies or consents from SemGroup’s stockholders in respect of the matters discussed herein. Security holders may obtain information regarding the names, affiliations and interests of SemGroup’s directors and executive officers in SemGroup’s Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on March 31, 2011, and its proxy statement for the 2011 Annual Meeting, which was filed with the SEC on April 21, 2011. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation or consent solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in future filings with the SEC.

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